John Hancock Funds III
Supplement dated 9-27-13
to the current Prospectus dated 7-1-13

John Hancock Small Company Fund

Important Notice Regarding Change in Investment Policy

The following information supplements and supersedes any information to the contrary relating to John Hancock Small Company Fund, a series of John Hancock Funds III (the "fund"), contained in the Prospectus dated as noted above.
At a meeting held on September 25-27, the fund's Board of Trustees approved revisions to the fund's 80% investment policy of investing in small-cap companies as set forth below that will take effect December 1, 2013. Pursuant to these revisions, the fund will consider small-cap companies to be those companies within the capitalization range of the Russell 2000 Index, the fund's benchmark.
Effective on December 1, 2013, the Prospectus is hereby amended as follows:

In the "Fund summary — Principal investment strategies" section, the first paragraph is revised and restated as follows:

Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies. The fund considers small-cap companies to be those companies in the capitalization range of the Russell 2000 Index, which included market capitalizations of approximately $83 million to $3.9 billion as of July 1, 2013. At any given time, the fund may own a diversified group of stocks in several industries. The fund invests mainly in common stocks, but it may also invest in exchange-traded funds to a limited extent.